                                  SCHEDULE 14A
                                 (Rule 14a-101)
                            SCHEDULE 14A INFORMATION
                Proxy Statement Pursuant to Section 14(a) of the
                         Securities Exchange Act of 1934
                             Dated September 8, 2000
Filed by the registrant [x]
Filed  by a party other than the registrant [ ]
Check the appropriate box:
   [ ] Preliminary proxy statement
   [ ] Confidential, for use of the Commission Only (as permitted by Rule 14a-6(e)(2))
   [X] Definitive proxy statement
   [ ] Definitive additional materials
   [ ] Soliciting material pursuant to Rule 14a-11(c) or
  Rule 14a-12

                          MIDWEST GRAIN PRODUCTS, INC.
                (Name of Registrant as Specified in Its Charter)
          -----------------------------------------------------------
       (Name of Person(s) Filing Proxy Statement if Other than Registrant)

   Payment of filing fee (Check the appropriate box):
    [X]  No fee required.
    []   Fee  Computed  on  table  below per Exchange Act Rules 14a- 6(i)(4) and
         0-11.
              1) Title of each class of securities to which transaction applies: _____________________________________________
              2)  Aggregate number of securities  to  which transaction applies:
                  _____________________________________________
              3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined): ________________________
              4)  Proposed maximum aggregate value of transaction:
                  ------------------------------------------------------
              5) Total fee  paid:_______________________________________
     [ ]  Fee paid previously with preliminary materials.
     [ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the form or schedule and the date of its filing.
       1)  Amount  previously  paid:________________________________________
       2)  Form, schedule   or   registration   statement   no.:____________
       3)  Filing party:____________________________________________________
       4)  Date filed:______________________________________________________

                        NOTICE OF 2000 ANNUAL MEETING OF
                        STOCKHOLDERS AND PROXY STATEMENT












[GRAPHIC OMITTED]






                          MIDWEST GRAIN PRODUCTS, INC.

                          MIDWEST GRAIN PRODUCTS, INC.
                                1300 Main Street
                             Atchison, Kansas 66002
                               September 15, 2000

                            NOTICE OF ANNUAL MEETING

To the Stockholders:

   The Annual Meeting of Stockholders of Midwest Grain Products, Inc. will be held at the Atchison Heritage Conference Center, 710 South 9th Street, Atchison, Kansas 66002, on Wednesday, October 12, 2000, beginning at 10:00 a.m., local time, for the following purposes:

     o To elect three directors each for a three-year term expiring in 2003;

     o To transact such other business as may properly come before the meeting.

     Holders of Common and Preferred Stock of record on the books of the Company at the close of business on August 20, 2000, will be entitled to vote at the meeting or any adjournment thereof.

     STOCKHOLDERS ARE REQUESTED TO COMPLETE, SIGN, DATE AND MAIL PROMPTLY IN THE ENCLOSED ENVELOPE THE ACCOMPANYING PROXY SO THAT, IF YOU ARE UNABLE TO ATTEND THE MEETING, YOUR SHARES MAY NEVERTHELESS BE VOTED.

                           By Order of the Board of Directors

                           s/ Laidacker M. Seaberg
                           Laidacker M. Seaberg
                           President and Chief Executive Officer

                                 PROXY STATEMENT

     This Proxy Statement and the enclosed form of Proxy are being furnished in connection with the solicitation of proxies for use at the Annual Meeting of Stockholders of Midwest Grain Products, Inc. (the "Company") to be held on October 12, 2000, as set forth in the preceding Notice. It is expected that this Proxy Statement and the enclosed form of Proxy will be mailed to Stockholders commencing September 15, 2000.

                               GENERAL INFORMATION

     The holders of outstanding shares of Common Stock and Preferred Stock of the Company at the close of business on August 18, 2000, are entitled to notice of and to vote at the Annual Meeting. The presence in person or by proxy of persons entitled to vote a majority of the issued and outstanding stock of each class of stock entitled to vote will constitute a quorum for the transaction of business at the meeting. As of August 18, 2000, there were 8,556,997 shares of Common Stock outstanding and 437 shares of Preferred Stock outstanding.

     Generally, holders of Common and Preferred Stock each vote separately as a class with respect to each matter that the class is authorized to vote on with each share of stock in each class being entitled to one vote. In connection with the election of directors, the holders of Common Stock are entitled to vote on the election of Group A directors and the holders of Preferred Stock are entitled to vote on the election of Group B directors. The candidates for office which receive the highest number of votes will be elected. Although no other proposals are scheduled to come before the meeting, the affirmative vote of the holders of a majority of the voting power represented at the meeting (or such higher voting requirement as may be specified by law or the Company's Articles of Incorporation) is required for approval of other proposals.

     Abstentions and broker non-votes will be counted as present for purposes of determining the existence of a quorum at the Annual Meeting. Abstentions will be treated as shares present and entitled to vote for purposes of any matter requiring the affirmative vote of a majority or other proportion of the shares present and entitled to vote. With respect to shares relating to any proxy as to which a broker non-vote is indicated on a proposal, those shares will not be considered present and entitled to vote with respect to any such proposal. With respect to any matter brought before the Annual Meeting requiring the affirmative vote of a majority or other proportion of the outstanding shares of a class, an abstention or non-vote will have the same effect as a vote against the matter being voted upon.

     Any Stockholder giving a Proxy may revoke it at any time prior to its use by executing a later dated Proxy or by filing a written revocation with the Secretary of the Company. A Proxy may also be revoked by appearing at the meeting and voting by written ballot. All shares represented by a Proxy in the enclosed form that is properly executed and received in time for the meeting and not revoked will be voted. If a choice is specified with respect to any matter to be acted upon, the shares will be voted in accordance with the specification so made. If no choice is specified, the Proxy will be voted FOR each of the nominees named on the Proxy with respect to the election of directors.

     The principal executive offices of the Company are located at 1300 Main Street, Atchison, Kansas 66002 and the Company's telephone number at that address is (913) 367-1480.



                              ELECTION OF DIRECTORS

Nominees

     Two Group A Directors and one Group B Director are required to be elected at the Annual Meeting. The holders of the Common Stock are entitled to vote for the persons nominated for the Group A position. The holders of Preferred Stock are entitled to vote for the persons nominated for the Group B positions. Daryl Schaller, Ph.D. and Linda Miller have been nominated by the Board of Directors for election to the Group A positions for terms expiring at the Annual Meeting in 2003. Michael Braude has been nominated by the Board of Directors for election to the Group B position for a term expiring at the Annual Meeting in 2003. Messrs. Schaller and Braude are now and have been directors of the Company for more than the past two years. Ms. Miller has served as a director since June 2000. Each of the nominees have consented to serve if elected. If for any reason any of the nominees should not be available or able to serve, the Proxies will exercise discretionary authority to vote for substitutes deemed by them to be in the best interests of the Company.



                                GROUP A NOMINEES
                          (For terms expiring in 2003)

LINDA E. MILLER            Ms. Miller,  age 47, has been a director since June ,
                           2000.  She is  also a  member  of  the  Audit  Review
                           Committee and the Human Resources Committee. She is an independent marketing consultant and has been a Program Director of the University of Kansas School of Journalism since 1996. She was Marketing Director of the American Business Women's Association , Kansas
                           City, Missouri from 1990 to 1996.


DARYL R. SCHALLER, Ph.D.   Dr.  Schaller,  age 56,  has  been a  director  since
                           October,  1997.  He is  also  Chairman  of the  Human
                           Resources Committee and a member of the Audit Review and Nominating Committees. He retired from Kellogg
                           Co.  in 1996  after 25 years of  service.  He  served
                           Kellogg as its Senior Vice  President  --  Scientific
                           Affairs  from 1994,  and  previously  was Senior Vice
                           President  --  Research,  Quality and  Nutrition  for
                           Kellogg.

                                 GROUP B NOMINEE
                           (For term expiring in 2003)

MICHAEL BRAUDE             Mr.  Braude,  age 64, has been a director since 1991.
                           He is a member  of the  Audit,  Human  Resources  and
                           Nominating Committees.  He has been the President and
                           Chief  Executive  Officer of the Kansas City Board of
                           Trade,  a  commodity  futures  exchange,  since 1984.
                           Previously,  he was  Executive  Vice  President and a
                           Director of American  Bank & Trust  Company of Kansas
                           City. Mr. Braude is a director of NPC  International,
                           Inc.,  an operator  of  numerous  Pizza Hut and other
                           quick  service  restaurants   throughout  the  United
                           States,  Country Club Bank, Kansas City, Missouri and
                           National Futures Association,  a member and immediate
                           Past Chairman of the National Grain Trade Council and a trustee of the University of Missouri-Kansas City and of Midwest Research Institute.


                                      OTHER
                                GROUP A DIRECTORS

MICHAEL R. HAVERTY         Mr.  Haverty,  age  54,  has  been a  director  since
                           October 1999. His present term expires in 2002. He is Chairman of the Nominating Committee and a member of the Audit Review and Human Resources Committees. He is the Executive Vice President of Kansas City
                           Southern  Industries,  Inc. and  President  and Chief
                           Executive Officer of The Kansas City Southern Railway
                           Company since 1995. Mr. Haverty previously served as Chairman and Chief Executive Officer of Haverty
                           Corporation from 1993 to May, 1995, acted as an independent executive transportation adviser from
                           1991 to 1993 and was  President  and Chief  Operating
                           Officer of The Atchison,  Topeka and Santa Fe Railway
                           Company from 1989 to 1991. He is also a director of Kansas City Southern Industries, Inc. and Grupo
                           Transportacion Ferroviaria Mexicana, S.A. de C.V.

F.D. "Fran" JABARA         Mr. Jabara, age 75, has been a director since October
                           6, 1994.  Mr.  Jabara  plans to retire from the Board
                           upon the expiration of his present term at the Annual
                           Meeting on October  12,  2000.  He is a member of the
                           Audit Review and Human  Resources  Committees.  He is
                           President of Jabara Ventures Group, a venture capital
                           firm. From September,  1949 to August,  1989 he was a
                           distinguished  professor of business at Wichita State
                           University, Wichita, Kansas. He is also a director of
                           Commerce Bank, Wichita, Kansas and NPC International,
                           Inc.,  an operator  of  numerous  Pizza Hut and other
                           quick  service  restaurants   throughout  the  United
                           States.

                                      OTHER
                                GROUP B DIRECTORS


CLOUD L. CRAY, JR.         Mr. Cray, age 77, has been a director since 1957, and
                           has served as Chairman of the Board since 1980. His present term expires in 2001. He served as Chief
                           Executive Officer from 1980 to September, 1988, and has been an officer of the Company and its affiliates for more than 30 years.



ROBERT J. REINTJES         Mr. Reintjes, age 68, has been a director since 1986.
                           His present term  expires in 2001.  He is Chairman of
                           the  Audit  Review  Committee  and a  member  of  the
                           Nominating  and Human  Resources  Committees.  He has
                           served as president of Geo. P.  Reintjes Co., Inc. of
                           Kansas City, Missouri, for the past 24 years. Geo. P.
                           Reintjes  Co.,  Inc.  is engaged in the  business  of
                           refractory  construction.  He is a director of Butler
                           Manufacturing     Company,    a    manufacturer    of
                           pre-engineered buildings, and Commerce Bank of Kansas
                           City.

RANDALL M. SCHRICK         Mr. Schrick,  age 50, has been a director since 1987.
                           His present term expires in 2002. He joined the Company in 1973 and has been Vice President of Operations since July 1992. From 1984 to July, 1992 he was Vice President and General Manager of the Pekin plant. From 1982 to 1984 he was the Plant
                           Manager of the Pekin Plant. Prior to 1982, he was Production Manager at the Atchison plant.

LAIDACKER M. SEABERG       Mr. Seaberg,  age 54, has been a director since 1979.
                           His present term expires in 2002. He joined the Company in 1969 and has served as the President of the Company since 1980 and as Chief Executive Officer since September, 1988. He is the son-in-law of Mr.
                           Cray, Jr.

Certain information concerning the Board and its Committees

   The  Board  has  three  standing  committees:  Audit,  Nominating  and  Human
Resources.

   Non-employee directors are paid a retainer at the rate of $2,500 quarterly, $625 for attendance at each meeting of the Board, and $312.50 for attendance at each meeting of a committee of the Board. Employee directors receive a fee of $437.50 for attendance at each meeting of the Board of Directors. Pursuant to a stockholder approved plan, each non-employee director also receives an automatic grant of an option to purchase 1,000 shares of the Company's Common Stock on the first business day following each annual meeting of stockholders at a price equal to the Fair Market Value of the Common Stock on that date. Options become exercisable on the 184th day following the date of grant and expire on the sooner of (a) ten years from the date of grant, (b) three years following termination of the Director's office due to retirement following age 70, (c) one year following termination of the Director's office due to death or (d) 90 days following the date of the termination of the Director's term of office for any other reason.

   During the fiscal year ended June 30, 2000, the Board met five times, the Audit Review Committee met three times, the Human Resources Committee met four times and the Nominating Committee met once. The attendance at Committee and Board meetings by all Directors in the aggregate was 97.5%. Each Director attended at least 75% of the meetings of the Board and the Committees of which the Director was a member.

   The Audit Review Committee reviews the process involved in the preparation of the Company's annual audited financial statements and recommends to the Board of Directors an independent accountant to conduct that audit and to review the Company's quarterly financial statements. It also reviews and makes recommendations with regard to the process involved in the Company's implementation of its conflict of interest and business conduct policy. In connection with this work the Committee annually reviews: (a) the adequacy of the Audit Review Committee's Charter, that is adopted by the Board of Directors;
(b) the independence and financial literacy of each member of the Audit Review Committee; (c) the plan for and scope of the annual audit; (d) fees proposed by the Company's auditors; (e) certain matters relating to the independence of the Auditor; (f) certain matters required to be discussed with the Auditors relative to the quality of the Company's accounting principles; (f) the audited financial statements and results of the annual audit; (g) recommendations of the Auditors with respect to internal controls and other financial matters; (h) significant changes in accounting principles that are brought to the attention of the Committee; and (i) various other matters that are brought to the attention of the Committee. A detailed description of the Committee's function is outlined in the Charter of the Audit Review Committee, which is appended to this Proxy Statement as Appendix A.

   The Human Resources Committee recommends to the Board of Directors the compensation of all officers and employees who report directly to the Chief Executive Officer. The Committee approves a bonus system for various key employees, and reviews the scope and type of compensation plans for management personnel. The Committee also administers the Company's Executive Stock Bonus Plan, the Salaried and Senior Stock Incentive Plans and Directors' Stock Option Plan and also serves as an executive search committee.

   The Nominating Committee recommends to the Board of Directors the qualifications for new Director nominees, candidates for nomination, and policies concerning compensation and length of service. The Committee considers written recommendations from stockholders concerning these subjects and suggests that they may be addressed to the Secretary of the Company. Recommendations for director nominees should provide pertinent information concerning the candidates' background and experience.

                                  OTHER MATTERS

   At this time the Company has no knowledge of any matters to come before the meeting for action by the stockholders other than the election of directors. However, if any other matters come before the meeting, it is the intention of the persons named in the accompanying Proxy to vote the Proxy in their best judgment

                             EXECUTIVE COMPENSATION

Summary Compensation Table

   The following table sets forth information concerning compensation for each of the years ending June 30, 2000, 1999 and 1998 awarded to, earned by, or paid to the five most highly compensated executive officers of the Company for services rendered in each of those years:


                                            SUMMARY COMPENSATION TABLE


                                                                                             Long-Term
                                                                                            Compensation
                                                        Annual Compensation                    Awards
                                            -------------------------------------------    --------------
                                                                                             Securities
                                                                          Other Annual       Underlying        All Other
          Name and                            Salary         Bonus        Compensation        Options         Compensation
     Principal Position           Year       ($) (1)          ($)             ($)               (#)             ($) (1)
-----------------------------    -------    ----------    -----------    --------------    --------------    --------------

Laidacker M. Seaberg
 President and Chief              2000    $    357,750        $20,050               ---            24,000  $         14,402
 Executive Officer                1999         335,050         26,735               ---            24,000            14,409
                                  1998         314,495             --               ---            24,000            14,399
Randy M. Schrick
 Vice President of                2000         165,500          9,032               ---            12,000            14,402
 Operations                       1999         154,350         12,316               ---            12,000            14,409
                                  1998         143,500            ---               ---            12,000            12,914
Robert G. Booe
 Vice President-
 Finance and                      2000         166,757          9,246               ---            12,000            14,402
 Administration and Chief         1999         154,350         12,316               ---            12,000            14,409
 Financial Officer                1998         143,500            ---               ---            12,000            12,914

Sukh Bassi, Ph.D.
 Vice President-
 Specialty Ingredients            2000         165,966          9,346               ---            12,000            14,402
 Marketing and Sales,             1999         154,350         12,316               ---            12,000            14,409
 Research and                     1998         126,588         15,000               ---             7,000            12,743
 Development

Dennis E. Sprague
 Vice President-                  2000         155,178          8,697               ---            12,000            14,402
 Corporate Marketing and          1999         145,000         11,570                              12,000            14,103
  Sales


-----------------

(1) Consists of the amount of the Company's contributions to the Company's Employee Stock Ownership Plans allocated to the accounts of each executive officer for the years indicated.

Stock Options

   The following table contains information concerning the grant of stock options under the Company's Stock Incentive Plan of 1996 to the Named Executive Officers during the fiscal year ended June 30, 2000.

                     OPTION GRANTS IN FISCAL 2000
                        Individual Grants                                                  Potential
                                                                                         Realizable Value
                        Number of     % of Total                                           at Assumed
                        Securities      Options                                          Annual Rates of
                        Underlying     Granted to                                          Stock price
                        Options        employees    Exercise                             Appreciation for
                        Granted        in Fiscal     Price      Expiration                 Option Term
    Name                     (#)          Year *     ($/Sh)         Date      5% ($)        10% ($)
    ----                     ---          ------     ------         ----      -----         ---------

Laidacker M. Seaberg    24,000           27.9          8.00      12/9/09      $ 120,000   $ 306,000
Randy M. Schrick        12,000           13.9          8.00      12/9/09         60,360     153,000
Robert G. Booe          12,000           13.9          8.00      12/9/09         60,360     153,000
Sukh Bassi, Ph.D.       12,000           13.9          8.00      12/9/09         60,360     153,000
Dennis E. Sprague       12,000           13.9          8.00      12/9/09         60,360     153,000
---------------

* During the fiscal year options covering an additional 97,500 shares were granted to salaried employees other than executive officers. The percentages shown in the table do not reflect these shares. If those shares were to be included in the calculation, the percentages would be 13.1% for Mr. Seaberg and 6.5% for the other listed executive officers.

Option Exercises and Year End Holdings

         The following table provides information, with respect to the Named Executive Officers, concerning the exercise of options during the fiscal year ended June 30, 2000, and unexercised options held as of the end of fiscal 2000:

                   AGGREGATED OPTION EXERCISES IN FISCAL 2000
                            AND FY-END OPTION VALUES
                                                                        Number of
                                                                         Securities                 Value of
                                                                        Underlying                Unexercised
                                                                       Unexercised               In-the-Money
                                                                         Options at                 Options at
                                                                        FY-End (#)                 FY-End ($)
                           Shares Acquired       Value Realized         Exercisable/              Exercisable/
         Name              on Exercise (#)                 ($)         Unexercisable             Unexercisable
         ----              -----------------     ---------------     -----------------             -------------

Laidacker M. Seaberg                ---                 ---             60,000/60,000                  ---
Randy M. Schrick                    ---                 ---             30,000/30,000                  ---
Robert G. Booe                      ---                 ---             30,000/30,000                  ---
Sukh Bassi, Ph.D.                   ---                 ---             18,750/26,250                  ---
Dennis E. Sprague                   ---                 ---              6,500/24,500                  ---

Performance of the Company's Common Stock

         The following performance graph compares the performance of the Company's Common Stock during the period beginning June 30, 1995 and ending June 30, 2000, to the Center for Research in Security Prices of the University of Chicago School of Business ("CRSP") index for the NASDAQ Stock Market (the "NASDAQ COMPOSITE" index consisting of US companies) and a peer group CRSP index consisting of 61 active NASDAQ stocks of US processors of food and kindred products having SIC codes between 2000 - 2099 (the "NASDAQ Food" index) for the same period. The graph assumes a $100 investment in the Company's Common Stock and in each of the indexes at the beginning of the period and a reinvestment of dividends paid on such investments throughout the period.

                            VALUE OF $100 INVESTMENTS
               ASSUMING REINVESTMENT OF DIVIDENDS AT JUNE 30, 1995
                         AND AT EACH SUBSEQUENT JUNE 30

[GRAPHIC OMITTED, CHART REFLECTS INFORMATION SHOWN IN TABLE BELOW]



                                              1995          1996         1997          1998         1999         2000
MWGP                                          $100           $71          $72           $79          $61          $45
NASDAQ FOOD                                   $100          $102         $121          $148         $153         $148
NASDAQ COMPOSITE                              $100          $128         $156          $205         $296         $437


Report of the Human Resources Committee

     Human Resources Committee Interlocks and Insider Participation. Executive compensation is based primarily upon recommendations made to the Board of Directors by the Company's Human Resources Committee (the "Committee"). The Committee for the year ended June 30, 2000, consisted of Daryl R. Schaller, Ph.
D. (Chairman), Michael R. Haverty, Robert J. Reintjes, F. D. Jabara, and Michael Braude. At present the Committee consists of the same members plus Linda E. Miller. All of the members of the Committee are non-employee directors of the Company. The Committee recommends to the Board of Directors compensation and compensation plans for officers and employees who report directly to the Chief Executive Officer. The recommendations are acted upon by the full board which includes Messrs. Seaberg and Schrick, who are two of the five highest paid officers of the Company.

     This report is provided by the Committee to assist stockholders in understanding the Committee's philosophy in establishing the compensation of the Chief Executive Officer and all other Executive Officers of the Company for the year ended June 30, 2000 ("the Year").

     Compensation Philosophy. Historically, executive compensation has been designed to link rewards with business results and stockholder returns consistent with (a) the executive's level of responsibility, (b) compensation paid to the executive in the prior year, (c) the Company's performance for the Year and the prior year, (d) the executive's individual performance for the Year and the prior year, (e) salary levels for executives in comparable positions in comparable enterprises, (f) inflation and (g) a variety of other factors. The components of Executive Compensation which reflect this philosophy consist of
(i) annual base salary,  (ii) annual cash bonuses,  (iii) annual stock  bonuses,
(iv) stock options and (v) equity based retirement compensation which is reflected in the Company's Employee Stock Ownership Plan. In formulating its compensation recommendations the Committee considers information and recommendations provided by management and by Hay Management Consultants, a nationally known and recognized firm of management consultants.

     Base Salary. The past practice of the Committee has been to establish base salaries of all executives prior to the beginning of the Year based on the various factors described in the preceding paragraph. In 2000 the Committee increased base salaries to the levels indicated in the Summary Compensation Table to keep salary levels reasonably consistent with inflation and salary levels for executives in comparable positions in comparable enterprises. These increases were based to a large part on studies conducted by Hay Management Consultants.

     Annual Cash Bonuses. Annual cash bonuses are paid primarily pursuant to a Cash Bonus Plan. Under that plan each executive, along with all other nonunion personnel, become entitled to cash bonuses, payable annually, of up to 25% of each employee's base salary to the extent that certain Company performance targets are met. In 2000 some of the targets were met and this resulted in average bonuses for all covered employees of between 4.5% and 6.7%.

     The Committee has also authorized a $50,000 bonus pool that may be paid at the discretion of the Chief Executive Officer to reward superior performance during the Year by any employee of the Company other than the CEO.

     Stock Incentive Plan of 1996. In January, 1996, the Board of Directors, upon recommendation of the Committee, adopted the Stock Incentive Plan of 1996. The Plan was approved by stockholders at the Annual Meeting in 1996. The Board and the Committee took this action due to a recognized need to provide medium term incentives for the retention and motivation of Senior Executives consistent with current needs to conserve cash. Since that action the Committee has granted options to Senior Executives on an annual basis. In fiscal 2000, options were granted to seven executives to purchase an aggregate of 86,000 shares of the Company's Common Stock at a price of $8.00 per share. Additional information about options granted in 2000 and the aggregate of options granted since the adoption of the plan is reflected in the tables on page 7.

     Employee Stock Ownership Plan. The final component of executive compensation consists of participation in the Company's employee stock ownership plans for salaried and certain hourly employees ("Salaried ESOP"). Amounts contributed by the Company are invested in shares of the Company's Common Stock. Shares purchased are allocated to participant accounts in proportion to the participant's eligible compensation (as defined). Generally, accounts are distributed to participants who have completed at least ten years of service upon death, permanent disability or retirement. The amount of the Company's contribution to the Salaried ESOP is determined by the Board each year based upon the recommendation of the Committee. The Committee bases its recommendation primarily upon Company performance for the Year. In fiscal 2000, the Company contributed an amount equal to 9% of eligible compensation for the plan.

     Compensation of the Chief Executive Officer for 2000. All of the components of the 2000 compensation of the Chief Executive Officer were determined in accordance with the criteria described above for other Senior Executives.

     This report is being made over the names of Daryl R. Schaller, Ph. D. (Chairman), Michael R. Haverty, Robert J. Reintjes, F. D. Jabara, and Michael Braude, who are the continuing members of the Committee which passed on Executive Compensation for the Year.

                             PRINCIPAL STOCKHOLDERS

     The following table sets forth as of July 1, 2000, the number of shares beneficially owned and the percentage of ownership of the Company's Preferred Stock and Common Stock by (i) each person who is known by the Company to own beneficially more than 5% of either class of the Company's capital stock outstanding, (ii) each director of the Company, (iii) each of the executive officers named in the Summary Compensation Table and (iv) all directors and executive officers of the Company as a group.


                                                               Shares Beneficially Owned (a)
                                                   -------------------------------------------------
      Stockholder                                  Common Stock                      Preferred Stock
      -----------                                  ------------                      ----------------
                                                   No. of Shares   %              No. of Shares    %
                                                   -------------  --              -------------   --
Michael Braude (b)............................       11,914      .14
Sukh Bassi, Ph. D.............................       34,323      .40
Robert G. Booe (b) (c)(d).....................      109,911     1.28
Brian Cahill  (c).............................       25,411      .30
Cloud L. Cray, Jr.(b)(e)(f)...................    2,270,615    26.54                  333         76.2
Richard B. Cray (e)(g)........................       59,739      .70                  334         76.4
Michael R. Haverty............................        3,709      .04
F. D. "Fran". Jabara (b)......................       10,507      .12
Linda E. Miller...............................          375      .01
Dave Rindom (c)(i)............................        6,530      .08
Robert J. Reintjes (b)(h).....................       18,575      .22
Randy M. Schrick (b)(c)(j)....................       51,994      .61
Daryl Schaller (b)............................        6,862      .08
Laidacker M. Seaberg (b)(c)(e)(k).............      570,449     6.67                  404         92.4
Dennis Sprague................................        6,500      .08
Cray Family Trust (e).........................        --         --                   333         76.2
Trustees of the Company's ESOPs,
   (Robert G. Booe, Brian Cahil, Dave
     Rindom, Randy Schrick and
     Ladd Seaberg)(c).........................      974,608     11.39

All Executive Officers and Directors
  as a Group of 17 (b)(l).....................    2,977,646    34.80                  405         92.6


(a) For the purposes of the table, a person is deemed to be a beneficial owner of shares if the person has or shares the power to vote or to dispose of them. Except as otherwise indicated in the table or the footnotes below, each person had sole voting and investment power over the shares listed in the beneficial ownership table and all stockholders shown in the table as having beneficial ownership of 5% or more of either of the classes of stock had business addresses at 1300 Main Street, Atchison, Kansas 66002, as of June 30, 2000. Stockholders disclaim beneficial ownership in the shares described in the footnotes as being "held by" or "held for the benefit of" other persons.

(b) The table includes shares which may be acquired pursuant to stock options granted under the Company's stock option plans that became exercisable on or before May 1, 2000. These consist of options held by four non-employee directors to purchase 4,000 shares each, one non-employee director to purchase 3,000 shares, and one non-employee director to purchase 1,000 shares, options held by Messrs. Booe, Schrick and Seaberg to purchase
      30,000, 30,000 and 60,000 shares, respectively and options held by all officers and directors as a group to purchase 249,080 shares.

(c) The Company's Employee Stock Ownership Plans (ESOPs) hold for the benefit of participants 974,608 shares of Common Stock, all of which are attributed in the table to each of the five trustees, who are the same for each Plan. The trustees are obligated to vote the shares which are allocated to participants in accordance with instructions given by such participants, all of which were allocated at July 1, 2000. Any unallocated shares are voted by the trustees. The trustees, and the number of shares allocated to their accounts are as follows: Mr. Seaberg (68,275 shares); Mr. Booe (36,705 shares); Mr. Cahill (10,972 shares); Mr. Rindom (7,201 shares); and Mr. Schrick (22,623 shares). A total of 132,229 shares are allocated to the accounts of all other officers and directors. The number and percentage of ownership shown after the names of each of the Trustees in the table above do not include any of the 974,608 shares, including shares allocated to their individual accounts. Accordingly the aggregate beneficial ownership for each of the Trustees is the individual amounts shown, plus 974,608 shares and 11.39%.

(d)   Includes 45,000 shares held by Mr. Booe's wife.

(e) The Cray Family Trust holds 333 shares of Preferred Stock which are attributed in the table to the trustees, who share the power to vote and dispose of such shares. The trustees are Mr. Cray, Jr., Mr. Seaberg and Mr. Richard B. Cray.

(f) Includes 194,148 shares of Common Stock held by the Cray Medical Research Foundation with respect to which Mr. Cray, Jr. is a director and 570,765 shares of Common Stock held by other family trusts with respect to which Mr. Cray, Jr. or his spouse is a trustee, and 40,000 shares held by the Cloud L. Cray Foundation.

(g) Includes 333 shares of Preferred Stock held by the Cray Family Trust and 40,000 shares of Common Stock held by a foundation with respect to which Mr. Richard B. Cray is a Trustee.

(h)   Includes 6,590 shares held by Mr. Reintjes' wife.

(i) Includes 3,103 shares held by a trust for the benefit of Mr. Rindom's wife.

(j)   Includes 5,414 shares held by members of Mr. Schrick's family.

(k)   Includes 107,673 shares held by Mr. Seaberg's wife.

(l) Includes shares discussed under notes (a) through (j) as well as shares held by members of the families of officers not listed in the table.

                         INDEPENDENT PUBLIC ACCOUNTANTS

     The Board of Directors has selected the firm of Baird, Kurtz & Dobson as independent certified public accountants to audit the books, records and accounts of the Company for 2000. The selection was made upon the recommendation of the Audit Review Committee, which consists of Mr. Reintjes, Chairman, and Messrs. Braude, Jabara, Haverty and Schaller and Ms. Miller. Baird, Kurtz & Dobson has audited the Company's books annually since 1958.

     Representatives   of  Baird,   Kurtz  &  Dobson  will  be  present  at  the
stockholders' meeting. They will have the opportunity to make a statement and will be available to respond to appropriate questions.


                               PROXY SOLICITATIONS

     The cost of soliciting proxies will be borne by the Company. The Company will reimburse brokers, banks or other persons for reasonable expenses in sending proxy material to beneficial owners. Proxies may be solicited through the mail and through telephonic or telegraphic communications to, or by meetings with, stockholders or their representatives by directors, officers and other employees of the Company who will receive no additional compensation therefore.

     Stockholders who intend to present proposals for inclusion in the Company's Proxy Statement for the next Annual Meeting of Stockholders on October 11, 2001, must forward them to the Company at 1300 Main Street, Box 130, Atchison, Kansas 66002, Attention: Robert G. Booe, Chief Financial Officer, so that they are received on or before June 1, 2001. In addition, proxies solicited by management may confer discretionary authority to vote on matters which are not included in the proxy statement but which are raised at the Annual Meeting by Stockholders, unless the Company receives written notice of the matter on or before August 1, 2001, at the above address.

                              By Order of the Board of Directors
                              s/ Laidacker M. Seaberg
                              Laidacker M. Seaberg
                              President and Chief Executive Officer
September 15, 2000

                                                                      Appendix A
                                   CHARTER OF

                          MIDWEST GRAIN PRODUCTS, INC.

                             AUDIT REVIEW COMMITTEE

               Adopted by the Board of Directors on March 8, 2000

                            and made effective as of

                                  June 15, 2000



     The Board of Directors of Midwest Grain Products, Inc. (the "Company") has established an Audit Review Committee (the "Committee"). The following charter shall govern the purpose, organization, membership, authority and duties of the Committee.

1.       Purpose.

         The principal purpose of the Committee is to review the process involved in the preparation of the Company's annual audited financial statements. It is not the purpose or the responsibility of the Committee to audit those financials or to review them to determine whether they are accurate or complete or whether they have been prepared in accordance with generally accepted accounting principles. Although it is expected that members of the Committee will read the annual audited financial statements in order to form a basis for its recommendation as to whether they should be included in the Company's Annual Report on Form 10-K, it is understood that the recommendation of the Committee essentially will reflect the Committee's confidence in their assessment of the process involved in the preparation and audit of those statements. Although Committee members will also be familiar with interim quarterly financial statements after they have been published, it is not contemplated that the Committee has any responsibility for any regular review of those statements prior to their publication other than its responsibilities relating to the selection of the auditor that will conduct the quarterly review of those statements.

         The Committee is also charged with the responsibility of annually reviewing the process involved in the Company's implementation of its Conflict of Interest and Business Conduct Policy and to make recommendations to Management and the Board regarding that process.

2.       Organization of Committee.

         a. Number and Qualifications. The Committee shall be comprised of not less than three directors, each of whom shall (i) have no relationship to the Company, which in the opinion of the Board, would interfere with the exercise of his or her independent judgment and who shall also satisfy the independence requirements of NASD Ruless. 4200(a)(15) ("Independent Director") and 4310(c)(26)(B), and (ii) be able to read and understand fundamental financial statements, including the Company's balance sheet, income statement, and cash flow statement or will become able to do so within a reasonable period of time after appointment to the Committee. At least one member of the Committee must have past employment experience in financial or accounting, requisite professional certification in accounting, or any other comparable experience or background which results in the individual's financial sophistication, including being or having been a chief executive officer, chief financial officer or other senior officer with financial oversight responsibilities.

         b. Committee Chairman. One of the members of the Committee shall be appointed Committee chairperson by the Board of Directors for such term as the Board may specify at the time of the appointment. The Committee Chairman shall have the responsibility of moderating and presiding over meetings of the Committee and shall have such other responsibilities as may be assigned by resolution of the Board or the Committee.

         c. Rules of Procedure. The Committee shall operate in accordance with such rules of procedure as it may from time to time establish.

                                        1


3. Authority. The Committee shall have the authority necessary to enable it to carry out its responsibilities as set forth in this charter. All employees are directed to cooperate as requested by members of the Committee. The Committee is empowered to retain persons having special competence as necessary to assist the Committee in fulfilling its responsibility.

4. Responsibilities. Subject to the provisions of Section 1, to assist the Board with respect to the process involved in the Company's preparation of annual audited financial statements, the Committee shall have the following duties, together with such other duties and responsibilities as the Board may delegate by resolution to the Committee from time to time:

         a. Meetings. Hold meetings necessary to effectively carry out the responsibilities of the Committee.

         b. Annual Review of Audit Committee Charter. The Committee shall annually review and assess the adequacy of this Charter and make recommendations to the Board necessary to provide for the continued adequacy of the Charter to achieve its stated purpose.

         c. Publication of Audit Committee Charter. The Committee shall see that the Audit Committee Charter is included as an appendix to the Company's proxy statement for its annual meeting of stockholders, unless a copy has been included as an appendix to the Company's proxy statement within the Company's past three fiscal years. The initial publication shall be made in the proxy statement for the annual meeting of stockholders held in the year 2001, if not earlier.

         d. Annual Review of Independence and Literacy of Audit Committee Members. The Committee shall annually review and assess the independence and financial literacy of each Committee member and report its findings to the Board regarding such matters.

         e. Selection, Evaluation and Replacement of Independent Auditor. The Committee shall recommend to the Board, annually, the appointment of a firm of independent public accountants as the Company's Independent Auditor to audit and report on the Company's annual financial statements that are required to be filed with the Securities and Exchange Commission on Form 10-K and to review the Company's quarterly financial statements that are required to be filed with the Securities and Exchange Commission on Form 10-Q. The Committee shall also be responsible for annually evaluating the performance of the Independent Auditor and, if deemed appropriate, to recommend a replacement of the Independent Auditor.

         f. Review of Certain Items with Representatives of the Independent Auditor. The Committee shall review and discuss, annually and at such other times as may be appropriate, with the Independent Auditor the following matters and shall take such actions with respect to the results of such reviews and discussions, including the making of recommendations to the Board, as may be appropriate and consistent with the duties of the Committee:

             (1) The plan for and scope of the annual audit of the Company's financial statements.

             (2) The fees proposed by the Company's Independent Auditor for its services.

             (3) The written disclosures and the letter from the independent accountants required by Independence Standards Board Standard No. 1 (Independence Standards Board Standard No. 1, Independence Discussions with Audit Committees), as may be modified or supplemented. The review shall include an active dialogue with the the Independent Auditor with respect to any disclosed relationships or services that may impact the objectivity and independence of the Independent Auditor. The Committee shall also be responsible for taking or recommending that the Board of Directors take appropriate action in response to the Independent Auditor's report to satisfy itself of the Independent Auditor's independence.

             (4) The matters required to be discussed with the Independent Auditor by SAS 61 (Codification of Statements on Auditing Standards, AU 380), as may be modified or supplemented, which

                                       2


                   relate to the Independent Auditor's judgments about the quality, not just the acceptability, of the Company's accounting principles as applied in its financial reporting.

             (5)   The Results of the annual audit.

             (6) Any recommendations of the Independent Auditor with respect to internal controls and other financial matters, including any perceived weaknesses in the Company's internal controls, policies, and procedures.

             (7) Any significant changes made by management in the basic accounting principles and reporting standards used in the preparation of the Company's financial statements.

             (8) Assurances provided by the Independent Auditor with respect to the compliance of the audit with the requirements of
                   Section 15 U.S.C. Section 78j-1(a) of the Securities Exchange Act of 1934 relating to the detection of certain illegal acts, the identification of certain related party transactions and an evaluation of the Company's ability to continue as a going concern.

             (9) Any management letter provided by the Independent Auditor and the Company's response to the letter.

             (10) The manner in which the Company's internal accounting department works in connection with the Independent Auditor, including management's responses to recommendations made and plans for future audit coverage.

             (11) Any difficulties encountered in the course of the work of the Independent Auditor, including any restrictions on the scope of activities or access to information.

         g.  Review and Discussions with Management.

             (1) Review and discuss the audited financial statements with management and the Company's accounting staff.

             (2)   Also, when necessary or appropriate,  discuss with management
                   the  items  reviewed  with  the  Independent   Auditor  under
                   subsection (f) of this Section 4.

         h. Recommendation Regarding Inclusion of Audited Financial Statements in Annual Report. Based on the review and discussions referred to in subsections (f) and (g)(1) of this Section 4, provide a recommendation to the Board of Directors as to whether the audited financial statements should be included in the Company's Annual Report on Form 10-K for the fiscal year in question.

         i. Annual Audit Committee Report. Beginning with the annual proxy statement issued during 2001, publish a report in the annual proxy statement of the Company over the printed signatures of each member of the Audit Committee which shall state whether it has performed the duties set forth in Sections 4. f.(3), 4.f.(4) , 4. f.(5), g.(1) and h. above.

         j. Reports to the NASD. The Committee will confirm that approximately once each year the Company has provided to the NASD written confirmation required by NASD Rules 4310(c)(26)(A) and (B) relating to the composition of the Audit Committee and review of the Audit Committee Charter.

         k. Conflict of Interest and Business Conduct Policy. Review the process involved in the Company's implementation of its Conflict of Interest and Business Conduct Policy.

5. Compensation of Committee. The Committee shall be compensated in accordance with the compensation policy that has been established for other committees of the Board.

                          MIDWEST GRAIN PRODUCTS, INC.
--------------------------------------------------------------------------------

                               [GRAPHIC OMITTED]

--------------------------------------------------------------------------------

                                     1300 Main Street, P.O. Box 130
                                      Atchison, Kansas 66002-0130
                                          Phone 913-367-1480
                                         www.midwestgrain.com

[Logo]               MIDWEST GRAIN PRODUCTS, INC.                     PROXY
              1300 Main street, Atchison, Kansas 66002             COMMON STOCK

           THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

     The undersigned appoints Cloud L. Cray, Jr., Laidacker M. Seaberg and Robert G. Booe, or any of them, each with full power to appoint his substitute, proxies to vote, in the manner specified on the reverse hereof, all of the shares of Common Stock of Midwest Grain Products, Inc., held by the undersigned at the Annual Meeting of stockholders to be held on October 12, 2000, or at any adjournment thereof.

     The undersigned has received the Company's Annual Report for 2000, and its Proxy Statement.

     This Proxy is revocable and it shall not be voted if the undersigned is present and voting in person.


                             _______________________________
                             Stockholder's Signature

                             _______________________________
                             Stockholder's Signature
                             Dated__________________________
                             Please sign exactly as your name(s) appear above. Joint owners should each sign. Executors, trustees, custodians, etc., should indicate the capacity in which they are signing.

         PLEASE RETURN THIS PROXY PROMPTLY IN THE ACCOMPANYING ENVELOPE.

                           (Continued from other side)


The Board of Directors Recommends a vote FOR the following proposals:

1. Election of two Group A Directors for terms expiring in 2003. The Board of Directors has nominated:

                  Linda E. Miller and Daryl R. Schaller, Ph.D.

       [ ]  FOR both Nominees        [ ] AUTHORITY WITHHELD from both  Nominees

       [ ]  AUTHORITY WITHHELD from the following Nominee:______________________

2. In their discretion, the proxies are authorized to vote upon such other business as may properly come before the meeting.

 IF NO DIRECTION IS GIVEN WHEN THE DULY EXECUTED PROXY IS RETURNED, THE SHARES
              WILL BE VOTED "FOR" BOTH NOMINEES UNDER PROPOSAL 1.

             BE SURE TO SIGN AND DATE THE REVERSE SIDE OF THIS CARD.

 [Logo]                  MIDWEST GRAIN PRODUCTS, INC                PROXY
                 1300 Main Street, Atchison, Kansas 66002       PREFERRED STOCK

           THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

     The undersigned appoints Cloud L. Cray, Jr., Laidacker M. Seaberg and Robert G. Booe, or any of them, each with full power to appoint his substitute, proxies to vote, in the manner specified on the reverse hereof, all of the shares of Preferred Stock of Midwest Grain Products, Inc., held by the undersigned at the Annual Meeting of Stockholders to be held on October 12, 2000, or at any adjournment thereof.

         The undersigned has received the Company's Annual Report for 2000, and its Proxy Statement. This Proxy is revocable and it shall not be voted if the undersigned is present and voting in person.


                             Stockholder's Signature

                             _______________________________
                             Stockholder's Signature
                             Dated__________________________
                             Please sign exactly as your name(s) appear above. Joint owners should each sign. Executors, trustees, custodians, etc., should indicate the capacity in which they are signing.


         PLEASE RETURN THIS PROXY PROMPTLY IN THE ACCOMPANYING ENVELOPE.

                           (Continued from other side)



The Proxies are hereby given the following authority:

1. Election of one Group B Director for a term expiring in 2003. The Board has nominated: Michael Braude


          [ ]  FOR Nominee        [ ] AUTHORITY WITHHELD from Nominee


2. In their discretion, the proxies are authorized to vote upon such other business as may properly come before the meeting.

IF NO DIRECTION IS GIVEN WHEN THE DULY EXECUTED PROXY IS RETURNED, THE SHARES
              WILL BE VOTED "FOR" THE NOMINEE UNDER PROPOSAL 1.


             BE SURE TO SIGN AND DATE THE REVERSE SIDE OF THIS CARD.

                                                              September 15, 2000


TO: Participants in the Midwest Grain Products, Inc.
    Employee Stock Purchase Plan

     Provisions of the Midwest Grain Products, Inc. Employee Stock Purchase Plan (the "Plan") entitle participants to instruct the Trustee of the Plan as to the voting of Midwest Grain Products, Inc. Common Stock allocated to the accounts of participants. Accordingly, please find enclosed a form of instruction card that will permit you to direct the Trustee as to the voting of Common Stock allocated to your accounts in the Plan with respect to proposals to be acted upon at the Annual Meeting of Stockholders of the Company to be held on October 12, 2000.

     We are also enclosing a copy of the Company's Annual Report for 2000 and its Proxy Statement, unless you are being mailed one as a record holder of Common Stock.

     Please promptly complete and sign the instruction card and return it in the enclosed envelope.

     Thank you.

                                    Very truly yours,


                                     s/Laidacker M. Seaberg
                                    Laidacker M. Seaberg
                                    President and
                                    Chief Executive Officer

            MIDWEST GRAIN PRODUCTS, INC. EMPLOYEE STOCK PURCHASE PLAN
                        C/O Midwest Grain Products, Inc.
                    1300 Main Street, Atchison, Kansas 66002

    INSTRUCTIONS FOR THE VOTING OF MIDWEST GRAIN PRODUCTS, INC. COMMON STOCK

     The undersigned hereby instructs United Missouri Bank of Kansas City, N.A. as Trustee of the Midwest Grain Products, Inc. Employee Stock Purchase Plan (the "ESPP"), to vote, in the manner specified on the reverse hereof, all of the shares of Common Stock of Midwest Grain Products, Inc., held by the ESPP and allocated to the account of the undersigned at the Annual Meeting of Stockholders to be held on October 12, 2000, or at any adjournment thereof.

     The undersigned has received the Company's Annual Report for 2000 and its Proxy Statement.

                                                     ___________________________
                                                     Accountholder's Signature

      Accountholder                                  Dated:_________________
                       Number of Shares Allocated to Account:_______________

   PLEASE RETURN THIS INSTRUCTION CARD PROMPTLY IN THE ACCOMPANYING ENVELOPE.

                                                     (Continued from other side)

The Board of Directors Recommends a vote FOR the following proposals:

1. Election of two Group A Directors for terms expiring in 2003. The Board of Directors has nominated:

                  Linda E. Miller and Daryl R. Schaller, Ph.D.

        [ ]  FOR both Nominees        [ ] AUTHORITY WITHHELD from both  Nominees

        [ ]  AUTHORITY WITHHELD from the following Nominee:_____________________

2. In their discretion, the Trustee is authorized to vote upon such other business as may properly come before the meeting.

        IF NO DIRECTION IS GIVEN WHEN THE DULY EXECUTED INSTRUCTION CARD
  IS RETURNED, THE SHARES WILL BE VOTED "FOR" BOTH NOMINEES UNDER PROPOSAL 1.


             BE SURE TO SIGN AND DATE THE REVERSE SIDE OF THIS CARD.

                                                              September 15, 2000

TO: Participants in the
    Employee Stock Ownership Plan

     Provisions of the Employee Stock Ownership Plan (the "Plan") entitle participants to instruct the Trustees of the Plan as to the voting of Midwest Grain Products, Inc. Common Stock allocated to the accounts of participants. Accordingly, please find enclosed a form of instruction card that will permit you to direct the Trustees as to the voting of Common Stock allocated to your accounts in the Plan with respect to proposals to be acted upon at the Annual Meeting of Stockholders of the Company to be held on October 12, 2000.

     We are also enclosing a copy of the Company's Annual Report for 2000 and its Proxy Statement, unless you are being mailed one as a record holder of Common Stock.

     Please promptly complete and sign the instruction card and return it in the enclosed envelope.

         Thank you.


                                    Very truly yours,


                                    S/ Laidacker M. Seaberg
                                    Laidacker M. Seaberg
                                    President and
                                    Chief Executive Officer

           MIDWEST GRAIN PRODUCTS, INC. EMPLOYEE STOCK OWNERSHIP PLAN
                        C/O Midwest Grain Products, Inc.
                    1300 Main Street, Atchison, Kansas 66002

    INSTRUCTIONS FOR THE VOTING OF MIDWEST GRAIN PRODUCTS, INC. COMMON STOCK

     The undersigned hereby instructs Laidacker M. Seaberg, Robert G. Booe, Brian Cahill, Dave Rindom and Randy Schrick, as Trustees of the Employee Stock Ownership Plan indicated below (the "ESOP"), or any of them, to vote, in the manner specified on the reverse hereof, all of the shares of Common Stock of Midwest Grain Products, Inc., held by the ESOP and allocated to the account of the undersigned at the Annual Meeting of stockholders to be held on October 12, 2000, or at any adjournment thereof.

The undersigned has received the Company's Annual Report for 2000 and its Proxy Statement.

         Name of ESOP:_____________________

                                                     ________________________
                                                     Accountholder's Signature

          Accountholder                              Dated:__________________
                          Number of Shares Allocated to Account:_____________

   PLEASE RETURN THIS INSTRUCTION CARD PROMPTLY IN THE ACCOMPANYING ENVELOPE.

                                                     (Continued from other side)

The Board of Directors Recommends a vote FOR the following proposals:

1. Election of two Group A Directors for terms expiring in 2003. The Board of Directors has nominated:

                  Linda E. Miller and Daryl R. Schaller, Ph.D.

       [ ]  FOR both Nominees        [ ] AUTHORITY WITHHELD from both  Nominees

       [ ]  AUTHORITY WITHHELD from the following Nominee:_____________________


2. In their discretion, the Trustees are authorized to vote upon such other business as may properly come before the meeting.

        IF NO DIRECTION IS GIVEN WHEN THE DULY EXECUTED INSTRUCTION CARD
  IS RETURNED, THE SHARES WILL BE VOTED "FOR" BOTH NOMINEES UNDER PROPOSAL 1.



             BE SURE TO SIGN AND DATE THE REVERSE SIDE OF THIS CARD.